UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 12, 2008

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2616
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On May 12, 2008, Journal Communications, Inc. (the “Company”) announced that Paul M. Bonaiuto, Executive Vice President and Chief Financial Officer, plans to retire from the Company later this year.  The Company has retained Spencer Stuart to conduct a national search for a replacement, who will also lead the Company’s strategy and business development activities as Executive Vice President, Finance and Strategy.

        A copy of the press release announcing Mr. Bonaiuto’s retirement is filed as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99)	Press release of Journal Communications, Inc., dated May 12, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: May 13, 2008	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel, Secretary and
Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit No.

(99)	Press release of Journal Communications, Inc., dated May 12, 2008.